UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2015
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Financial Plaza
Hartford, Connecticut 06103
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 728-7000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01. Other Events.
F100 Engine Litigation
On April 6, 2015, the Sixth Circuit Court of Appeals (Sixth Circuit) rendered a decision in the litigation previously disclosed under the heading “F100 Engine Litigation” in the Legal Proceedings section of Note 17 to the Consolidated Financial Statements in UTC’s 2014 Annual Report to Shareowners, included as Exhibit 13 of UTC's Annual Report on Form 10-K for the year ended December 31, 2014.  As described in such report, the litigation arose from allegations by the U.S. Department of Justice (DOJ) that Pratt & Whitney violated the civil False Claims Act and common law relating to the “Fighter Engine Competition” between Pratt & Whitney's F100 engine and General Electric's F110 engine, resulting in alleged overpayments by the government for F100 engines under contracts awarded by the U.S. Air Force in fiscal years 1985 through 1990.  In 2008, the trial court held that Pratt & Whitney violated the False Claims Act and awarded the government $7.09 million in civil penalties while also concluding that the government had not suffered any actual damages because of the significant price concessions it received from Pratt & Whitney. This decision was reviewed by the Sixth Circuit Court of Appeals, and remanded to the trial court for further proceedings on the issue of damages.  On June 17, 2013, the trial court in Ohio rendered a decision awarding the government $473 million in damages and penalties, plus prejudgment interest for a total judgment of approximately $664 million. UTC filed another appeal to the Sixth Circuit.
In its latest decision, the Sixth Circuit reversed the trial court’s judgment, noting that the government did not prove any damages, and remanded the case to the trial court to decide whether the government should have another opportunity to prove that it suffered any actual damages.
The foregoing description of the prior proceedings in this matter does not purport to be complete and is qualified in its entirety by reference to the description of this litigation included in Note 17 to the Consolidated Financial Statements in UTC’s 2014 Annual Report to Shareowners, included as Exhibit 13 of UTC's Annual Report on Form 10-K for the year ended December 31, 2014, which is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: April 8, 2015	By:	/S/ PETER GRABER-LIPPERMAN
Peter Graber-Lipperman
Vice President, Secretary and Associate General Counsel